EXHIBIT 99.1

Arbutus Reports Interim Multi-Dose Results from Phase II Clinical Trial of ARB-1467 in Patients with Chronic HBV Infection

Single Dose Data Demonstrate Significant Reduction in Serum HBsAg
Additive Reductions in Serum HBsAg Observed with Repeat Dosing over 3 Months
5 of 6 Patients in Cohort 1 Had Serum HBsAg Reductions of Greater Than 0.5 log10 After 3 Doses
Additional Multi-Dose ARB-1467 Data Expected in 4Q16
Company to Host Conference Call Today at 5 pm ET to Discuss Results

VANCOUVER, British Columbia and DOYLESTOWN, Pa., Sept. 29, 2016 (GLOBE NEWSWIRE) -- Arbutus Biopharma Corporation (Nasdaq:ABUS), an industry-leading hepatitis B virus (HBV) therapeutic solutions company, today reported interim results from the first two cohorts of the ongoing ARB-1467 Phase II multi-dose clinical trial in chronically infected HBV patients.  The first two cohorts enrolled patients with hepatitis B e-antigen (HBeAg) negative chronic HBV infection. At this time, serum HBsAg data are available following single doses for both Cohort 1 and Cohort 2 and following multiple doses for Cohort 1.

Single dose ARB-1467 results for Cohorts 1 and 2 demonstrate significant reductions in serum HBsAg levels. Importantly, multiple dose results from Cohort 1 show a step-wise, additive reduction in serum HBsAg. These multiple dose results are the first of their kind for an RNAi product candidate in patients with chronic HBV infection. Treatment with ARB-1467 has been generally well tolerated to date.

			Single Dose HBsAg Reduction (log10 IU/mL)			Multiple Dose HBsAg Reduction (log10 IU/mL)
Cohort	N	ARB-1467 (mg/kg)	Mean[a]	Mean Maximum[b]	Maximum[c]	Mean[a]	Mean Maximum[b]	Maximum[c]
1	6	0.2	-0.3	-0.4	-1.0	-0.6	-0.7	-1.3
2	6	0.4	-0.2	-0.3	-0.8	NA	NA	NA
Placebo	4[d]		0.0	0.0	-0.1	0.0	0.0	-0.1

[a]The mean serum HBsAg reduction is the nadir value of the arithmetic mean of all values observed at each time point.
[b]The mean maximum HBsAg reduction is the mean of each patient’s maximum reduction in serum HBsAg.
[c]Maximum HBsAg reduction is the best single reduction among all patients in a cohort.
[d]Single dose placebo results are based on four subjects (two from each cohort). Multiple dose placebo results are based on the two placebo subjects in Cohort 1.

“The interim ARB-1467 data demonstrate significant serum HBsAg reduction following the first dose, which is enhanced with repeat dosing. This is a very important finding because it suggests that even greater reductions in serum HBsAg levels may be observed with continued dosing of ARB-1467,” said Dr. Douglas T. Dieterich, Professor of Medicine in the Division of Liver Disease at Icahn School of Medicine at Mount Sinai Medical Center. “These exciting data demonstrate the antiviral effect of ARB-1467 and the potential to include this agent as a component of a combination therapy regimen for the treatment of chronic HBV infection.”

“We are excited about these HBV efficacy data from our ongoing ARB-1467 Phase II trial demonstrating substantial reductions in serum HBsAg, which is an important first step towards one day curing chronic HBV infection. We believe that further study of ARB-1467 will help determine the optimal protocol to produce maximal reductions in serum HBsAg,” said Dr. Mark J. Murray, Arbutus’ President and CEO. “We plan to release additional multi-dose data later this year. We believe that ultimately curing HBV will require combination therapy and we are developing a portfolio of HBV assets with complementary mechanisms of action to accomplish this goal.”

ARB-1467 Phase 2 Trial Design
The Phase II trial is a multi-dose study in chronic HBV patients who are also receiving stable nucleot(s)ide analog therapy. The trial consists of three cohorts, each enrolling eight subjects; six receiving three monthly doses of ARB-1467, and two receiving placebo. The first two cohorts include HBeAg- patients, followed by a third cohort in HBeAg+ patients.

About ARB-1467
Arbutus’ RNAi candidate ARB-1467 comprises three RNAi triggers that target all four HBV transcripts, and has been shown in preclinical studies to reduce all viral antigen levels as well as cccDNA and HBV DNA.  ARB-1467 utilizes Arbutus’ proprietary lipid nanoparticle (LNP) platform, a clinically validated delivery technology which has been tested in hundreds of patients.

Conference Call Today
Arbutus will hold a conference call and webcast today, September 29, 2016, at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to provide interim results from the ongoing ARB-1467 Phase II clinical trial. A live webcast of the call can be accessed through the Investor section of Arbutus’ website at www.arbutusbio.com. Or, alternatively, to access the conference call, please dial 1-914-495-8556 or 1-866-393-1607.

An archived webcast will be available on the Arbutus website after the event. Alternatively, you may access a replay of the conference call by calling 1-404-537-3406 or 1-855-859-2056 and referencing conference ID 91182747.

About Arbutus
Arbutus Biopharma Corporation is a biopharmaceutical company dedicated to discovering, developing and commercializing a cure for patients suffering from chronic HBV infection.  Arbutus is headquartered in Vancouver, BC, Canada with offices in Doylestown, PA, USA. For more information, visit www.arbutusbio.com.

Forward Looking Statements and Information
This press release contains forward-looking statements within the meaning of the Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and forward looking information within the meaning of Canadian securities laws (collectively, “forward-looking statements”). Forward-looking statements in this press release include statements about possibly even greater reductions in serum HBsAg levels with continued dosing of ARB-1467; the potential to include ARB-1467 as a component of a combination therapy regimen for the treatment of chronic HBV infection; determining the optimal protocol to produce maximal reductions in serum HBsAg through further study of ARB-1467; releasing additional multi-dose data later this year; and developing a portfolio of HBV assets to ultimately cure HBV through combination therapy.

With respect to the forward-looking statements contained in this press release, Arbutus has made numerous assumptions regarding, among other things: the effectiveness and timeliness of clinical trials, and the usefulness of the data; the continued demand for Arbutus’ assets; and the stability of economic and market conditions. While Arbutus considers these assumptions to be reasonable, these assumptions are inherently subject to significant business, economic, competitive, market and social uncertainties and contingencies.

Additionally, there are known and unknown risk factors which could cause Arbutus' actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements contained herein. Known risk factors include, among others: anticipated clinical trials may be more costly or take longer to complete than anticipated, and may never be initiated or completed, or may not generate results that warrant future development of the tested drug candidate; Arbutus may not receive the necessary regulatory approvals for the clinical development of Arbutus' products; economic and market conditions may worsen; and market shifts may require a change in strategic focus.

A more complete discussion of the risks and uncertainties facing Arbutus appears in Arbutus' Annual Report on Form 10-K and Arbutus' continuous disclosure filings, which are available at www.sedar.com and at www.sec.gov. All forward-looking statements herein are qualified in their entirety by this cautionary statement, and Arbutus disclaims any obligation to revise or update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments, except as required by law.

Contact Information
Investors
Adam Cutler
Senior Vice President, Corporate Affairs
Phone: 604.419.3200
Email: acutler@arbutusbio.com

Helia Baradarani
Senior Manager, Investor Relations
Phone: 604.419.3200
Email: hbaradarani@arbutusbio.com

Media
Please direct all media inquiries to: media@arbutusbio.com